SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25995	95-4700410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Exeter Plaza, 699 Boylston Street, Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 262-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

     On October 28, 2004, Nextera Enterprises, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit No.                Description

99.1	Press Release dated October 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.
Date: October 28, 2004	By:	/s/ MICHAEL P. MULDOWNEY
Michael P. Muldowney
President & Chief Financial Officer

Exhibit Index

Exhibit 99.1. Press Release, dated October 28, 2004, issued by Nextera Enterprises, Inc.